Harbor ETF Trust

Supplement to the Information Statement/Prospectus dated January 27, 2023 (the “Information Statement/Prospectus”)

February 9, 2023

NOTICE TO SHAREHOLDERS

At a meeting held on November 13-14, 2022, the Boards of Trustees of Harbor Funds and Harbor ETF Trust approved the reorganization of Harbor High-Yield Bond Fund (the “Acquired Fund”), a series of Harbor Funds, with and into Harbor Scientific Alpha High-Yield ETF (“Acquiring Fund”), a series of Harbor ETF Trust that operates as an exchange-traded fund (the “Reorganization”). After careful consideration, with respect to the fund that it oversees, each Board determined that the Reorganization is in the best interest of the fund’s shareholders and that the interests of shareholders will not be diluted as a result of the Reorganization.

Harbor Capital Advisors, Inc. (“Harbor Capital”) serves as the investment adviser to the Acquired Fund and the Acquiring Fund. The Acquired Fund is subadvised by Shenkman Capital Management, Inc. and the Acquiring Fund is subadvised by BlueCove Limited (“BlueCove”). Following the Reorganization, BlueCove will serve as subadviser to the combined fund. Although Acquired Fund shareholders will experience a change in subadviser as a result of the Reorganization, Acquired Fund shareholders are not being asked to approve the Reorganization since Harbor Capital has received an exemptive order from the Securities and Exchange Commission that allows Harbor Capital, subject to the approval of the Board, to replace an unaffiliated subadviser without shareholder approval. As the Reorganization does not otherwise require shareholder approval, shareholders are not being asked to approve the Reorganization.

The Reorganization will provide you with the opportunity to participate in a fund with the same investment objective and similar investment strategies, policies and restrictions, and to benefit from the lower expense ratio of the Acquiring Fund. As a shareholder of an ETF, we believe you will also benefit from additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency. We acknowledge, however, that the Reorganization will subject investors to certain ETF-specific risks, including the risk that shares of the Acquiring Fund will trade at market prices that may be above (premium) or below (discount) the Acquiring Fund’s net asset value.

The Reorganization is expected to occur on or about February 24, 2023. Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund and will therefore become a shareholder of an ETF rather than a mutual fund. The Reorganization is described in the Information Statement/Prospectus. We encourage you to review the Information Statement/Prospectus carefully.

If you have any questions, please contact us by calling toll-free 800-422-1050.

Investors Should Retain This Supplement For Future Reference